SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)
The following information replaces the existing disclosure contained under the “Portfolio Managers” sub-heading under the “MANAGEMENT” heading in the summary section of each fund’s prospectus.
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Vicky Hsu, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2021.
The following information replaces the existing similar disclosure for each fund under the “MANAGEMENT” heading in the “FUND DETAILS” section of each fund’s prospectus.
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined HGI in 2018, with eight years of financial industry experience. Prior to joining HGI, he was a portfolio manager in DWS and Creditease. Prior to that, he worked in Value Partners Limited (Hong Kong) to develop quantitative strategy and managed ETF and quantitative portfolios.
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MSc in Financial Mathematics and Statistics, Hong Kong University of Science and Technology; MPhil and BSc in Physics, The Chinese University of Hong Kong.
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CFA Charterholder and FRM holder.
Vicky Hsu, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2021.
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Joined HGI in 2021, with four years of financial industry experience. Prior to joining HGI, she was a research analyst at Premia Partners covering qualitative and quantitative research, investment analysis and risk management on various equity and fixed income ETF strategies. Prior to that, she worked at DBS Bank (Taiwan) and was responsible for corporate banking, investment advisory and credit analysis.
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BSc in Money and Banking, with Mathematical Finance Program and Business Economics Program, from National Chengchi University (Taiwan).
Please Retain This Supplement for Future Reference
December 2, 2021
PROSTKR21-66